SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                               --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest event
                            reported): March 28, 1997


                          BROOKS FIBER PROPERTIES, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                                    0-28036
--------------------------------------------------------------------------------
                            (Commission File Number)

                                   43-1656187
--------------------------------------------------------------------------------
                    (I.R.S. Employer Identification Number)


   425 Woods Mill Road South, Suite 300,
           St. Louis, Missouri                                        63017
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                           (Zip Code)

              Registrant's telephone number, including area code:
                                 (314) 878-1616

ITEM 5.  OTHER EVENTS.

         On March 28, 1997, the Company completed the acquisition of the Phoenix Fiberlink assets and networks in operation and under construction in Salt Lake City, Utah and Reno, Nevada, together with Phoenix Fiberlink's operating rights in Boise, Idaho. The purchase price was paid through a combination of cash and the issuance by the Company of an aggregate of 600,000 shares of the Company's Common Stock valued at $26.2125 per share.

         A copy of the Company's press release dated March 31, 1997, with respect to the transaction described above, is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial Statements of Businesses Acquired.

         None.

(b)      Pro Forma Financial Information.

         None.

(c)      Exhibits.

Exhibit No.       Description of Exhibit
-----------       --------------------------------------------------------------
   99.1           Press release issued by the registrant on March 31, 1997

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 BROOKS FIBER PROPERTIES, INC.

Date: April 3, 1997              By: David L. Solomon
                                     --------------------------------------
                                     David L. Solomon
                                     Executive Vice President and Chief
                                     Financial Officer (Principal Financial
                                     and Accounting Officer)

                                  EXHIBIT INDEX


Exhibit No.       Description of Exhibit
-----------       --------------------------------------------------------------

99.1              Press release issued by the registrant on March 31, 1997